Filed Pursuant to Rule 497(e)
                                                       Registration No. 33-01719

                       THE GABELLI ASSET FUND (THE "FUND")

   SUPPLEMENT DATED SEPTEMBER 1, 2009 TO THE STATEMENT OF ADDITIONAL INFORMATION
                              DATED APRIL 30, 2009

The following replaces the "Other Accounts Managed" section found on pages 20-22 of the Statement of Additional Information effective September 1, 2009:

"The table below provides summary information regarding other accounts for which the portfolio managers were primarily responsible for the day-to-day management" as of December 31, 2008 in the case of Mario J. Gabelli and as of June 30, 2009 in the case of Kevin Dreyer.

NAME OF PORTFOLIO        TYPE OF          TOTAL # OF    TOTAL ASSETS       # OF ACCOUNTS     TOTAL ASSETS
MANAGER                  ACCOUNTS         ACCOUNTS      ------------       MANAGED WITH      WITH ADVISORY
-------                  --------          MANAGED                          ADVISORY FEE      FEE BASED ON
                                           -------                           BASED ON         PERFORMANCE
                                                                            PERFORMANCE      -------------
                                                                            -----------
Mario J. Gabelli         Registered
                         Investment
                         Companies:            21             $8.2B               6               $3.4B

                         Other Pooled
                         Investment
                         Vehicles:             14             336.4M              13             $294.4M

                         Other Accounts:      1,913            8.B                6              $994.1M

Kevin Dreyer             Registered
                         Investment
                         Companies:            2              $67.5M              0                 0

                         Other Pooled
                         Investment
                         Vehicles:             0                0                 0                 0

                         Other Accounts:       0                0                 0                 0

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when the Portfolio Managers also have day-to-day management responsibilities with respect to one or more other accounts. These potential conflicts include:

ALLOCATION OF LIMITED TIME AND ATTENTION. As indicated above, the Portfolio Managers manage multiple accounts. As a result, these Portfolio Managers will not be able to devote all of their time to management of the Fund. These Portfolio Managers, therefore, may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote all of his/her attention to the management of only the Fund.

ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. As indicated above, the Portfolio Managers manage accounts with investment strategies and/or policies that are similar to the Fund. In these cases, if the Portfolio Managers identify an investment opportunity that may be suitable for multiple accounts, the Fund may not be able to take full advantage of that opportunity because the opportunity may be allocated among these accounts or other accounts managed primarily by other Portfolio Managers of the Adviser and its affiliates. In addition, in the event a Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions.

PURSUIT OF DIFFERING STRATEGIES. At times, a Portfolio Manager may determine that an investment opportunity may be appropriate for only some of the accounts for which the manager exercises investment responsibility, or may decide that certain of these funds or accounts should take differing positions with respect to a particular security. In these cases, the Portfolio Manager may execute differing or opposite transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other accounts.

SELECTION OF BROKER/DEALERS. A Portfolio Manager may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds or accounts that he/she supervise. In addition to providing execution of trades, some brokers and dealers provide portfolio managers with brokerage and research services which may result in the payment of higher brokerage fees than might otherwise be available. These services may be more beneficial to certain funds or accounts of the Adviser and its affiliates than to others. Although the payment of brokerage commissions is subject to the requirement that the Adviser determines in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a Portfolio Manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds or other accounts that the Adviser and its affiliates manage. In addition, with respect to certain types of accounts (such as pooled investment vehicles and other accounts managed for organizations and individuals) the Adviser may be limited by the client concerning the selection of brokers or may be instructed to direct trades to particular brokers. In these cases, the Adviser or its affiliates may place separate, non-simultaneous transactions in the same security for the Fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts. Because of Mr. Gabelli's position with the Distributor and his indirect ownership interest in the Distributor, he may have an incentive to use the Distributor to execute portfolio transactions for the Fund.

VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to a Portfolio Manager differ among the accounts that he/she manage. If the structure of the Adviser's management fee or the Portfolio Manager's compensation differs among accounts (such as where certain accounts pay higher management fees or performance-based management fees), the Portfolio Managers may be motivated to favor certain accounts over others. The Portfolio Managers also may be motivated to favor accounts in which they have investment interests, or in which the Adviser or its affiliates have investment interests. Similarly, the desire to maintain assets under management or to enhance a Portfolio Manager's performance record or to derive other rewards, financial or otherwise, could influence the Portfolio Manager in affording preferential treatment to those accounts that could most significantly benefit the Portfolio Manager. For example, as reflected above, if a Portfolio Manager manages accounts which have performance fee arrangements, certain portions of his/her compensation will depend on the achievement of performance milestones on those accounts. The Portfolio Manager could be incented to afford preferential treatment to those accounts and thereby be subject to a potential conflict of interest.

The Adviser and the Funds have adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for the Adviser and its staff members. However, there is no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may arise.

COMPENSATION STRUCTURE FOR KEVIN DREYER

The compensation of Mr. Dreyer for the Fund is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. Mr. Dreyer receives a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, or restricted stock, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing the Fund or other accounts to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm's expenses (other than the Portfolio Manager's compensation) allocable to the Fund (the incentive-based variable compensation for managing other accounts is also based on a percentage of net revenues to the investment adviser for managing the account). This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity-based incentive and incentive-based variable compensation is based on an evaluation by the Adviser's parent, GBL, of quantitative and qualitative performance evaluation criteria. This evaluation takes into account, in a broad sense, the performance of the accounts managed by Mr. Dreyer, but the level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. Generally, greater consideration is given to the performance of larger accounts and to longer term performance over smaller accounts and short-term performance.

COMPENSATION STRUCTURE FOR MARIO J. GABELLI

Mr. Gabelli receives incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing the Fund. Net revenues are determined by deducting from gross investment management fees the firm's expenses (other than Mr. Gabelli's compensation) allocable to the Fund. Additionally, he receives similar incentive-based variable compensation for managing other accounts within the firm and its affiliates. This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of compensation is not determined with specific reference to the performance of any account against any specific benchmark. One of the other registered investment companies managed by Mr. Gabelli has a performance (fulcrum) fee arrangement for which his compensation is adjusted up or down based on the performance of the investment company relative to an index. Five closed-end registered investment companies managed by Mr. Gabelli have arrangements whereby the Adviser will only receive its investment advisory fee attributable to the liquidation value of outstanding preferred stock (and Mr. Gabelli would only receive his percentage of such advisory fee) if certain performance levels are met. Mr. Gabelli manages other accounts with performance fees. Compensation for managing these accounts has two components. One component of his compensation is based on a percentage of net revenues to the investment adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of such performance fee is paid to Mr. Gabelli. As an executive officer of the Adviser's parent company, GBL, Mr. Gabelli also receives ten percent of the net operating profits of the parent company. He receives no base salary, no annual bonus, and no stock options.

Furthermore, effective September 1, 2009, the "Ownership of Shares in the Fund" table found on page 23 of the Statement of Additional Information will be revised to read as follows:

            NAME                      DOLLAR RANGE OF
                                     EQUITY SECURITIES
                                     HELD IN THE FUND*

Mario J. Gabelli                             C
Kevin Dreyer                                 A

*Key To Dollar Ranges- Information As Of December 31, 2008
A. None
B. $1 - $10,000
C. $10,001 - $50,000
D. $50,001 -  $100,000
E. $100,001  - $500,000
F. $500,001 - $1,000,000
G. over $1,000,000